UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 20, 2010

SuccessFactors, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33755	94-3398453
(Commission File Number)	(IRS Employer Identification No.)

1500 Fashion Island Blvd., Suite 300, San Mateo, CA	94404
(Address of Principal Executive Offices)	(Zip Code)

(650) 645-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 20, 2010, SuccessFactors, Inc. (the “Company”) completed its acquisition of CubeTree, Inc., a Development Stage Enterprise (“CubeTree”). The Company’s acquisition of CubeTree was reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2010 (the “Initial Form 8-K”). The Company is filing this Amended Current Report to include the financial statements and unaudited pro forma financial information required by Item 9.01 of Form 8-K, which were excluded from the Initial Form 8-K in reliance on Items 9.01(a) and 9.01(b).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of CubeTree, including the balance sheets as of December 31, 2009 and 2008 and the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2009, the period from February 11, 2008 (inception) to December 31, 2008, and the period from February 11, 2008 (inception) to December 31, 2009 and the notes thereto, and the Independent Auditors’ Report thereon, are filed as Exhibit 99.1 to this current report on Form 8-K/A.

The unaudited condensed financial statements of CubeTree, including the balance sheet as of June 30, 2010, and the related statements of operations and cash flows for the six month periods ended June 30, 2010 and 2009 and for the period from February 11, 2008 (inception) to June 30, 2010, and the notes to the unaudited condensed financial statements are filed as Exhibit 99.2 to this current report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements of the Company giving effect to the acquisition of CubeTree, including the unaudited pro forma condensed balance sheet as of June 30, 2010, and unaudited pro forma condensed statements of operations for the year ended December 31, 2009, and for the six month period ended June 30, 2010, are filed as Exhibit 99.3 to this current report on Form 8-K/A.

(d) Exhibits.

Number	Description

23.1	Consent of KPMG LLP, Independent Auditors

99.1	Audited financial statements of CubeTree, Inc. (a Development Stage Enterprise) as of December 31, 2009 and 2008, the year ended December 31, 2009, the period from February 11, 2008 (inception) to December 31, 2008, and the period from February 11, 2008 (inception) to December 31, 2009

99.2	Unaudited condensed financial statements of CubeTree, Inc. (a Development Stage Enterprise) as of June 30, 2010, and for the six month periods ended June 30, 2010 and 2009, and for the period from February 11, 2008 (inception) to June 30, 2010

99.3	Unaudited pro forma condensed balance sheet of the Company as of June 30, 2010, and pro forma condensed statements of operations for the year ended December 31, 2009, and for the six month period ended June 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUCCESSFACTORS, INC.

By:	/S/ HILLARY SMITH
Hillary Smith
General Counsel and Secretary

Date: October 5, 2010

EXHIBIT INDEX

Number	Description

23.1	Consent of KPMG LLP, Independent Auditors

99.1	Audited financial statements of CubeTree, Inc. (a Development Stage Enterprise) as of December 31, 2009 and 2008, the year ended December 31, 2009, the period from February 11, 2008 (inception) to December 31, 2008, and the period from February 11, 2008 (inception) to December 31, 2009

99.2	Unaudited condensed financial statements of CubeTree, Inc. (a Development Stage Enterprise) as of June 30, 2010 and for the six month periods ended June 30, 2010 and 2009, and for the period from February 11, 2008 (inception) to June 30, 2010

99.3	Unaudited pro forma condensed balance sheet of the Company as of June 30, 2010, and pro forma condensed statements of operations for the year ended December 31, 2009 and for the six month period ended June 30, 2010